Exhibit 99.1

THE CLARITY GROUP, INC. AND AFFILIATE

CONSOLIDATED FINANCIAL STATEMENTS

Years Ended December 31, 2006 and 2005

THE CLARITY GROUP, INC. AND AFFILIATE

CONSOLIDATED FINANCIAL STATEMENTS

Years Ended December 31, 2006 and 2005

CONTENTS

INDEPENDENT AUDITORS’ REPORT

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets

Consolidated Statements of Income and Retained Earnings

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

THE CLARITY GROUP, INC. AND AFFILIATE

We have audited the accompanying consolidated balance sheets of The Clarity Group, Inc. and Affiliate at December 31, 2006 and 2005 and the related consolidated statements of income and retained earnings and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the management of  The Clarity Group, Inc. and Affiliate .   Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of  The Clarity Group, Inc. and Affiliate  at December 31, 2006 and 2005, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Mayer Hoffman McCann P.C.

Phoenix, Arizona

September 27, 2007

THE CLARITY GROUP, INC. AND AFFILLIATE

CONSOLIDATED BALANCE SHEETS

December 31, 2006 and 2005

	2006	2005
ASSETS
CURRENT ASSETS
Cash	$230,090	$76,226
Accounts receivable	1,011,571	427,685
Inventory	121,076	66,004
Prepaid expenses	56,541	37,137
TOTAL CURRENT ASSETS	1,419,278	607,052

PROPERTY AND EQUIPMENT, net	935,910	484,820

OTHER ASSETS	2,806	60,620

TOTAL ASSETS	$2,357,994	$1,152,492

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Bank overdraft	$—	$23,503
Line of credit	96,547	69,864
Accounts payable	578,688	403,694
Accrued expenses	14,286	30,982
Customer deposits	—	45,000
Income taxes payable	233,812	24,457
Due to stockholders	58,193	9,909
Current maturities of long-term debt	7,276	—
TOTAL CURRENT LIABILITIES	988,802	607,409

LONG-TERM DEBT, less current maturities	29,038	—

DEFERRED RENT	19,557	—

TOTAL LIABILITIES	1,037,397	607,409

MINORITY INTEREST IN EQUITY OF CONSOLIDATED AFFILIATE	193,392	—

CAPITAL CONTRIBUTED
Common stock, no par value, authorized 100,000 shares, issued and outstanding 51,000 shares	510	510

RETAINED EARNINGS	1,126,695	544,573
TOTAL STOCKHOLDERS’ EQUITY	1,127,205	545,083

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,357,994	$1,152,492

See Notes to Consolidated Financial Statements

THE CLARITY GROUP, INC. AND AFFILLIATE

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

Years Ended December 31, 2006 and 2005

	2006	2005
OPERATING REVENUES
Charger sales	$3,069,582	$2,598,185
Consulting fees	1,339,227	1,263,446
TOTAL OPERATING REVENUES	4,408,809	3,861,631

EXPENSES
Costs of goods sold	1,560,777	1,635,290
Operating expenses	1,600,771	1,332,612
General and administrative	447,903	530,883
TOTAL EXPENSES	3,609,451	3,498,785

INCOME FROM OPERATIONS	799,358	362,846

OTHER INCOME (EXPENSE)
Tax rebate	110,000	—
Gain on disposal of property and equipment	46,474	13,425
Interest income	34,409	8,068
Interest expense	(3,727)	(4,725)
TOTAL OTHER INCOME (EXPENSE)	187,156	16,768

INCOME BEFORE INCOME TAX PROVISION	986,514	379,614

INCOME TAX PROVISION	211,000	54,600

NET INCOME BEFORE MINORITY INTEREST	775,514	325,014

MINORITY INTEREST IN NET INCOME OF CONSOLIDATED AFFILIATE	(193,392)	—

NET INCOME	582,122	325,014

RETAINED EARNINGS, BEGINNING OF YEAR	544,573	619,559

DISTRIBUTIONS	—	(400,000)

RETAINED EARNINGS, END OF YEAR	$1,126,695	$544,573

See Notes to Consolidated Financial Statements

THE CLARITY GROUP, INC. AND AFFILLIATE

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$582,122	$325,014
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	295,838	164,191
Minority interest	193,392	—
Gain on disposal of property and equipment	(46,474)	(13,425)
Changes in operating assets and liabilities:
Decrease (increase) in:
Accounts receivable, net	(583,886)	(213,714)
Payments received from related party	—	18,960
Inventory	(88,407)	(40,585)
Prepaid expenses	(19,404)	2,807
Increase (decrease) in:
Bank overdraft	(23,503)	23,503
Accounts payable	174,994	285,510
Accrued expenses	(16,696)	(7,683)
Income taxes payable	209,355	24,457
Customer deposits	(45,000)	—
Deferred rent	19,557	—
Net cash provided by operating activities	651,888	569,035

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments	—	150,000
Purchases of property and equipment	(723,019)	(423,015)
Proceeds from disposal of property and equipment	55,900	17,711
Other assets	57,814	(25,381)
Net cash used in investing activities	(609,305)	(280,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Net advances on line of credit	26,683	19,864
Proceeds from long-term debt	40,550	—
Payments on long-term debt	(4,236)	—
Advances from stockholders	48,284	—
Payments made to stockholders	—	(2,024)
Distributions to stockholders	—	(400,000)
Net cash provided by (used in) financing activities	111,281	(382,160)

NET CHANGE IN CASH	153,864	(93,810)

CASH, BEGINNING OF YEAR	76,226	170,036

CASH, END OF YEAR	$230,090	$76,226

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$3,727	$4,725

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITIES
During 2006, the Company transferred $33,335 of equipment from inventory to property and equipment.

See Notes to Consolidated Financial Statements

THE CLARITY GROUP, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years Ended December 31, 2006 and 2005

(1)              Company operations and summary of significant accounting policies

Company operations — The Clarity Group, Inc. (CG) provides alternative fuel research and technical support for alternative fuel vehicles and power generation.  Electric Transportation Engineering Corporation (ETEC), the related affiliate, generates revenue from sales, installations and maintenance of fast charge systems.  Both entities are collectively referred to as “the Company.”

The significant accounting policies followed by the Company are summarized below:

Principles of consolidation — The consolidated financial statements include the accounts of The Clarity Group, Inc. and Electric Transportation Engineering Corporation. All significant inter-company transactions and balances have been eliminated in consolidation. The Companies apply the accounting policy of FASB Interpretation No. 46,  Consolidation of Variable Interest Entities .  This interpretation requires a company to consolidate another entity when the other entity has an economic dependency on the company.  Under this interpretation, management has determined that ETEC has an economic dependency on CG, whereas CG is the primary beneficiary in the variable interest entity (VIE).

Revenue recognition — The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable.  Generally, all these conditions are met when products are received by the customer and consultation services have been rendered.

Shipping and handling — Amounts billed to customers for shipping and handling are classified as revenue in the consolidated statements of income and retained earnings.  Shipping and handling costs incurred by the Company in its operations and delivery to customers are classified as cost of goods sold in the consolidated statements of income and retained earnings. Shipping and handling costs totaled approximately $33,000 for 2006 and $23,000 for 2005.

Management’s use of estimates — The presentation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

Cash — Cash consists of cash, demand deposits and money market savings deposits and, at times, may include other cash equivalents which consist of highly liquid debt instruments with original maturities of three months or less.  Cash deposits are insured in limited amounts by the Federal Deposit Insurance Corporation (FDIC).

Accounts receivable — Accounts receivable are stated at the amount the Company expects to collect from outstanding balances.  The Company provides for probable uncollectible amounts through an allowance for doubtful accounts, if an allowance is deemed necessary.  On a periodic basis, management evaluates its accounts receivable and determines the requirement for an allowance for doubtful accounts based on its assessment of the current status of individual accounts.  A receivable is written off when it is determined that all collection efforts have been exhausted.  Management considers accounts receivable at December 31, 2006 and 2005 to be collectible in full and, accordingly, an allowance for doubtful accounts is not considered necessary.

Inventory valuation — Inventory consists of battery chargers, parts and supplies and are stated at the lower of cost or market.  Cost has been determined on the first-in, first-out basis.

Depreciation and amortization — Depreciation and amortization is computed using accelerated and straight-line methods over the following estimated useful lives:

Estimated Useful Lives
Vehicles	5 years
Furniture and equipment	5 - 7 years
Building improvements	5 years

Impairment of long-lived assets — The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 144,  Accounting for the Impairment of Long-Lived Assets .  SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell the assets.  No impairment charges were recorded for 2006 and 2005.

Income taxes — CG has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code.  Under those provisions, the Company generally does not pay federal or state corporate income taxes on its taxable income.  Instead, the stockholders are liable for individual income taxes on the taxable income of the Company.  ETEC follows Statement of Financial Accounting Standards (SFAS) No. 109,  Accounting for Income Taxes.   SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.  Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

(2)              Property and equipment

Property and equipment consists of:

	2006	2005
Cost:
Vehicles	$932,760	$708,477
Furniture and equipment	442,932	257,974
Building improvements	278,916	71,436
Total cost	1,654,608	1,037,887
Accumulated depreciation and amortization	(718,698)	(553,067)
Net property and equipment	$935,910	$484,820

Depreciation and amortization expense charged to operations was $295,838 for 2006 and $164,191 for 2005.

(3)              Line of credit

The Company has a $100,000 revolving line of credit with interest charged on borrowings at the prime rate plus 2.475% (10.725% at December 31, 2006).  The line of credit is secured by the stockholders’ residence.  At December 31, 2006 and 2005, total borrowings outstanding on this line of credit were $ 96,547 and $69,864, respectively.

(4)              Long-term debt

Long-term debt consists of:

	2006	2005
Notes payable to a bank, collateralized by equipment, payable in monthly installments totaling $2,893 including interest at 6.5%, maturing in August 2011.	$36,314	$—
Current maturities	(7,276)	—
Noncurrent maturities	$29,038	$—

Annual maturities of long-termdebt outstanding at December 31, 2006 are as follows:

Years Ending December 31,
2007	$7,276
2008	7,762
2009	8,282
2010	8,836
2011	4,158
Total annual maturities	$36,314

(5)              Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of income taxes currently due or refundable plus deferred income taxes.  The deferred income tax assets and liabilities represent the future tax return consequences of these differences, which will be taxable or deductible when the assets or liabilities are recovered or settled.  As of December 2006 and 2005, the Company does not have any significant future tax return consequences which would be taxable or deductible in a future period.  The income taxes referred to in this footnote pertain to ETEC, as CG does not pay federal or state corporate income taxes.

The provision for income taxes consists of:

	2006	2005
Current provision:
Federal	$177,000	$20,000
State	34,000	3,500
Total current provision	211,000	23,500

Deferred portion:	—	31,100
Federal
State	—	—
Total deferred portion	—	31,100

Total income tax provision	$211,000	$54,600

The effective income tax rates of 21% for 2006 and 14% for 2005 differ from the Federal Statutory rate of 34% principally because a portion of the consolidated taxable income is not subject to tax as described in Note 1.

(6)              Leases

The Company leases their facilities under an operating lease expiring in November 2010.  The minimum future rental payments under this non-cancellable lease are as follows:

Years Ending December 31,
2007	$74,000
2008	83,000
2009	86,000
2010	74,000
Total minimum future rental payments	$317,000

Total rental expense under operating leases with terms in excess of one year was approximately $83,000 for 2006 and $38,000 for 2005.  The Company accounts for rental expense on a straight-line basis in accordance with SFAS 13, Accounting for Leases.  As a result, the Company has recorded a liability of $19,557 as of December 31, 2006 and an asset of $56,481 as of December 31, 2005 (the asset is part of other assets in the December 31, 2005 consolidated balance sheet).  These amounts are included in deferred rent and other assets respectively, on the accompanying consolidated balance sheets.

(7)              Tax rebate

During the year ended December 31, 2006, CG received a tax rebate from the State of Arizona.  The rebate was issued to CG for their promotion and use of non-gas powered vehicles.  The amount of the rebate was $110,000.  In addition, $34,021 of interest was also received from the State of Arizona as the State of Arizona was late in paying the rebate.  Both amounts are included in other income on the accompanying consolidated statements of income.

(8)              Major customers

Approximately 85% of consulting fees earned by CG are derived from the Department of Energy.  This is approximately 26% of total operating revenues in the accompanying consolidated statements of income.  The Company receives payments from the Department of Energy upon the issuance of invoices for services rendered.  At December 31, 2006 and 2005, there were no amounts in accounts receivable that were due from the Department of Energy.

(9)              401(k) plan

The Company sponsors a 401(k) plan covering employees who meet specified age and service requirements.  Employer contributions are made annually.  The Company makes an annual matching contribution equal to 100% of the employee’s deferral contribution, not to exceed 3% of the employee’s total compensation.  The Company is also required to make an additional matching contribution of 50% over and above the 3% of the employee’s compensation, not to exceed 5% of the employee’s total compensation.  During the years ending December 31, 2006 and 2005, the Company made matching contributions of $16,911 and $22,310, respectively.

(10)       Related party transactions

The stockholders will periodically advance the Company funds to be used for operational purposes.  At December 31, 2006 and 2005, the Company owed the stockholders $58,913 and $9,909, respectively.  There are no written agreements between the stockholders and the Company relating to these advances.  The stockholders can demand repayment of the amounts at any time.  The stockholders will at times charge interest on the amounts advanced.  The stockholders did not charge any significant interest on the advances during 2005 and 2006.